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                          MERCURY GOLD AND MINING FUND
                    OF MERCURY ASSET MANAGEMENT FUNDS, INC.


                       Supplement dated February 23, 1999
                   to the Prospectus dated December 29, 1998


The discussion under "How the Fund Invests" is modified by deleting the first sentence of the second paragraph on page 7 of the Prospectus and substituting the following;

During normal market conditions, the Fund expects to invest at least 80% of its assets in equity securities of gold mining companies, equity securities of companies engaged in other mining activities, and in gold bullion.

Code 19038-0299ALL